UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2007

TRB SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-07242	22-3522572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1472 Cedarwood Drive, Piscataway, New Jersey	08854
(Address of principal executive offices)	(Zip Code)

(877) 852-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with its preparation of the Annual Report on Form 10-KSB, on October 2, 2007, the management of TRB Systems International, Inc. (the “Company”) and the Board of Directors concluded that the Company’s financial statements as of and for the quarters ended December 31, 2006 and March 30, 2007 included in the Company's previously filed Quarterly Reports on Form 10-QSB for the fiscal quarters ended December 31, 2006, and March 31, 2007, respectively, should no longer be relied upon and should be restated because above mentioned financial statements have not been reviewed by an independent registered public accountant.

On June 10, 2006, the board of directors of the Company approved the appointment of Chang G. Park, CPA, Ph.D, as our independent registered accountants. On January 16, 2007, Chang G. Park, CPA, Ph.D, resigned on the basis of declining to stand for re-election.

Chang G. Park, CPA, PH.D issued its auditor’s report on the Company’s financial statements for the year ended June 30, 2006. Chang G. Park, CPA, Ph.D’s report dated August 18, 2006 on our financial statements for the most recent fiscal year ended June 30, 2006 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that it contained a separate paragraph stating:

“The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's losses from operations raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

On June 29, 2007, the Board of the Directors of the Company engaged Stan J. H. Lee, CPA, registered public accountant, as our principal independent accountant.  During the period from January 16, 2007, the date of Chang G. Park, CPA, PH.D’s resignation, to June 29, 2007, the date of the Company’s engagement of Stan J. H. Lee, CPA, as its independent registered accountant, the Company’s interim reports on Form 10-QSBs have not been reviewed by an independent registered public accountant.

The Company is now working with its independent registered public accountant to review its previously filed financial statements as of and for the quarters ended December 31, 2006 and March 30, 2007 included in the Company's previously filed Quarterly Reports on Form 10-QSB for the quarters ended December 31, 2006, and March 31, 2007, respectively. After the completion of those audit reviews, the Company anticipates restating the affected financial statements.

The Company has discussed the disclosures contained in this filing with Stan J. H. Lee, CPA, its independent registered public accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRB SYSTEMS INTERNATIONAL, INC

By: /s/ Byung Yim

Name:  Byung Yim

Title:    President, Chief Executive Officer, and

             Chief Financial Officer

Date:  October 5, 2007